The Chaconia Income & Growth Fund, Inc.
                                File No. 33-37426

Supplement dated April 24, 2000 to
Prospectus dated December 1, 1999



On April 15, 2000, the Board of Directors voted to recommend to the shareholders that the shareholders approve a new investment management agreement with Earnest Partners, LLC. In connection with the Board's vote, the following discussion supplements the discussion under the caption "The Chaconia I&G Fund Manager" on page 12 of the Prospectus dated December 1, 1999.

        On April 15, 2000, the Board of Directors voted to recommend to the shareholders that the shareholders approve a new investment management agreement with Earnest Partners, LLC. The next shareholder meeting is scheduled for May 17, 2000.


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                     The Chaconia Income & Growth Fund, Inc.
                                File No. 33-37426

Supplement dated April 24, 2000 to
Statement of Additional Information dated December 1, 1999



On April 15, 2000, the Board of Directors voted to recommend to the shareholders that the shareholders approve a new investment management agreement with Earnest Partners, LLC. In connection with the Board's vote, the following discussion supplements the discussion under the caption "I&G Fund Manager" on pages 9 and 10 of the Statement of Additional Information dated December 1, 1999.

        On April 15, 2000, the Board of Directors voted to recommend to the shareholders that the shareholders approve a new investment management agreement with Earnest Partners, LLC. The next shareholder meeting is scheduled for May 17, 2000.


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